                                                                   EXHIBIT 10.36

                                CREDIT AGREEMENT

                                     BETWEEN

                         U.S. BANK NATIONAL ASSOCIATION

                                       AND

                           LOUDEYE TECHNOLOGIES, INC.

                           DATED AS OF AUGUST 22, 2001


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                                    CONTENTS

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
ARTICLE I.        DEFINITIONS.........................................................1

        1.1    Terms Defined..........................................................1
        1.2    Accounting Terms.......................................................4
        1.3    Rules of Construction..................................................4
        1.4    Incorporation of Recitals and Exhibits.................................4

ARTICLE II.       REVOLVING LOAN......................................................4

        2.1    Loan Commitment........................................................4
        2.2    Use of Proceeds........................................................5
        2.3    Revolving Note.........................................................5
        2.4    Interest Rate..........................................................5
        2.5    Repayment..............................................................5
        2.6    Fundings...............................................................5

ARTICLE III.      LETTERS OF CREDIT...................................................6

        3.1    Commitment.............................................................6
        3.2    Purpose................................................................6
        3.3    Issuance...............................................................6
        3.4    Note...................................................................7
        3.5    Interest Rate..........................................................7
        3.6    Repayment..............................................................7
        3.7    Letter of Credit Fees..................................................7
        3.8    Draws/Collateral.......................................................7

ARTICLE IV.       GENERAL PROVISIONS APPLICABLE TO THE LOANS..........................8

        4.1    Manner of Payment......................................................8
        4.2    Statements.............................................................8
        4.3    Book Entry Loan Account................................................8
        4.4    Extensions, Renewals and Modifications.................................9

ARTICLE V.        CONDITIONS PRECEDENT FOR FUNDINGS UNDER THE LOANS...................9

        5.1    Conditions Precedent for Initial Funding...............................9
        5.2    Conditions Precedent to Each Subsequent Funding.......................10

ARTICLE VI.       AFFIRMATIVE COVENANTS..............................................11

        6.1    Financial Data........................................................11
        6.2    Maintenance of Records................................................12
        6.3    Inspection............................................................12
        6.4    Corporate Existence...................................................12
        6.5    Notice of Disputes and Other Matters..................................12



                                                                          PAGE i
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
        6.6    Exchange of Note......................................................12
        6.7    Maintenance of Liens..................................................13
        6.8    Other Agreements......................................................13
        6.9    Further Assurances....................................................13

ARTICLE VII.      NEGATIVE COVENANTS.................................................13

        7.1    Investments...........................................................13
        7.2    Wind Up, Liquidation and Dissolution..................................13
        7.3    Change of Chief Executive Office or Name..............................13
        7.4    Change in Documents...................................................14

ARTICLE VIII.     REPRESENTATIONS AND WARRANTIES.....................................14

        8.1    Corporate Status......................................................14
        8.2    Power and Authority...................................................14
        8.3    No Violation of Agreements............................................14
        8.4    Recording and Enforceability..........................................15
        8.5    Litigation............................................................15
        8.6    Good Title to Properties..............................................15
        8.7    Licenses and Permits..................................................15
        8.8    Financial Statements..................................................16
        8.9    Taxes.................................................................16
        8.10   License Fees..........................................................16
        8.11   Intentionally Omitted.................................................16
        8.12   Intentionally Omitted.................................................16
        8.13   Disclosure............................................................16
        8.14   Regulations U and X...................................................17
        8.15   Names.................................................................17

ARTICLE IX.       EVENTS OF DEFAULT; REMEDIES........................................17

        9.1    Events of Default.....................................................17
        9.2    Acceleration; Remedies................................................19

ARTICLE X.        MISCELLANEOUS......................................................19

        10.1   Notices...............................................................19
        10.2   Payment of Expenses...................................................20
        10.3   Setoff................................................................20
        10.4   Fees and Commissions..................................................21
        10.5   No Waiver.............................................................21
        10.6   Entire Agreement and Amendments.......................................21
        10.7   Benefit of Agreement..................................................21
        10.8   Severability..........................................................22
        10.9   Descriptive Headings..................................................22
        10.10  Governing Law.........................................................22
        10.11  Consent to Jurisdiction, Service and Venue............................22
        10.12  Counterparts..........................................................22



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
        10.13  Jury Waiver...........................................................22
        10.14  Statutory Notice......................................................23


                                    EXHIBITS

Exhibit A -- Revolving Note, Section 2.3

Exhibit B -- Security Agreement, Section 5.1(b)

Exhibit C -- Board Resolution and Incumbency Certificate, Section 5.1(f)(iii)




                                                                        PAGE iii
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                                CREDIT AGREEMENT

        This credit agreement is made and entered into as of the 22nd day of August, 2001, by and between U.S. BANK NATIONAL ASSOCIATION, a national banking association ("U.S. Bank"), and LOUDEYE TECHNOLOGIES, INC., a Delaware ("Borrower"). Words and phrases with initial capitalized letters have the meanings assigned in Article I hereof.

                                    RECITALS:

        U.S. Bank is a national banking association with its principal place of business in Seattle, Washington. Borrower is a corporation formed and existing under the laws of the state of Delaware.

        Borrower has requested U.S. Bank to extend to Borrower a revolving line of credit in the amount of $15,000,000.

        U.S. Bank is ready, able and willing to extend such credit facilities to Borrower on the terms and conditions of this Agreement.

        NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein, the parties agree as follows:

ARTICLE I. DEFINITIONS

        1.1 TERMS DEFINED

        As used herein, the following terms have the meanings set forth below:

        "Affiliate" means a Person that now or hereafter, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with Borrower. A Person shall be deemed to control a corporation, limited liability company or partnership if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management of such corporation, limited liability company or partnership, whether through the ownership of voting securities, by contract, or otherwise.

        "Agreement" means this credit agreement and includes all amendments to this Agreement.

        "Applicable Law" means all applicable provisions and requirements of all
(a) constitutions, statutes, ordinances, rules, regulations, standards, orders and directives of any Governmental Bodies, (b) Governmental Approvals, and (c) orders, decisions, decrees, judgments, injunctions and writs of all courts and arbitrators, whether such Applicable Laws presently exist, or are modified, promulgated or implemented after the date hereof.

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        "Borrower" means Loudeye Technologies, Inc., a Delaware corporation, and its successors.

        "Borrowing Notice" has the meaning set forth in Section 2.6(a) hereof.

        "Business Day" means any day except a Saturday, Sunday or other day on which national banks in the state of Washington are authorized or required by law to close.

        "Collateral" means all the property, real or personal, tangible or intangible, now owned or hereafter acquired, in which U.S. Bank has been or is to be granted a security interest by Borrower or any other Person, to secure the Indebtedness of Borrower to U.S. Bank.

        "Commitment Period" has the meaning set forth in Section 2.1 hereof.

        "Default" means any condition or event that constitutes an Event of Default or with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

        "Event of Default" has the meaning set forth in Section 9.1 hereof.

        "Extended Maturity Date" has the meaning set forth in the Note.

        "Funding" means any disbursement of the proceeds of the Revolving Loan or the issuance or renewal of any Letters of Credit.

        "Governmental Approval" means any authorization, consent, approval, certificate of compliance, license, permit or exemption from, contract with, registration or filing with, or report or notice to, any Governmental Body required or permitted by Applicable Law.

        "Governmental Body" means the government of the United States, any state or any foreign country, or any governmental or regulatory official, body, department, bureau, subdivision, agency, commission, court, arbitrator or authority, or any instrumentality thereof, whether federal, state, or local.

        "Hazardous Materials" means oil or petrochemical products, PCB's, asbestos, urea formaldehyde, flammable explosives, radioactive materials, hazardous wastes, toxic substances or related materials, including, but not limited to, substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials" or "toxic substances" under any Hazardous Materials Laws.

        "Hazardous Materials Claims" means (a) enforcement, cleanup, removal or other regulatory actions instituted, completed or threatened by any Governmental Body pursuant to

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any applicable Hazardous Materials Laws and (b) claims made or threatened by any third party against Borrower or its property relating to damage, contribution, cost recovery, compensation, loss or injury resulting from Hazardous Materials.

        "Hazardous Materials Laws" means all Applicable Laws pertaining to Hazardous Materials.

        "Indebtedness" means all items that in accordance with generally accepted accounting principles would be included in determining total liabilities as shown on the liabilities side of the balance sheet as of the date that "Indebtedness" is to be determined and in any event includes liabilities secured by any mortgage, deed of trust, pledge, lien or security interest on property owned or acquired, whether or not such a liability has been assumed, and the guaranties, endorsements (other than for collection in the ordinary course of business) and other contingent obligations with regard to the obligations of other Persons.

        "L/C Application" has the meaning set forth in Section 3.1(a) hereof.

        "Letters of Credit" has the meaning set forth in Section 3.1 hereof and includes all renewals, replacements and modifications thereof.

        "Loan Documents" means this Agreement, the Note, the Security Agreement, together with all other agreements, instruments and documents arising out of or relating to this Agreement or the Loan, and includes all renewals, replacements and amendments thereof.

        "Loan" means the Revolving Loan, as well as all renewals, replacements and amendments thereof.

        "Maturity Date" has the meaning set forth in the Note.

        "Note" means the Revolving Note, as well as all renewals, replacements and amendments thereof.

        "Participant" means any financial institution to which U.S. Bank sells a participation in any of the Loans.

        "Permitted Liens" has the meaning set forth in Section 7.5 hereof.

        "Person" means any individual, partnership, limited liability company, joint venture, firm, corporation, association, trust or other enterprise or any Governmental Body.

        "Plan" means an employee pension benefit plan that is covered by ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code of 1986 and is either (a) maintained by Borrower or any Affiliate for employees of Borrower or any Affiliate or (b) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which

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Borrower or any Affiliate is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.

        "Prime Rate" means the prime rate announced by U.S. Bank.

        "Revolving Loan" has the meaning set forth in Section 2.1 hereof and includes all renewals, replacements and amendments of the Revolving Loan.

        "Revolving Note" has the meaning set forth in Section 2.3 hereof and includes all renewals, replacements and amendments of the Revolving Note.

        "Security Agreement" has the meaning set forth in Section 5.1(b) hereof and includes all renewals, replacements and amendments of the Security Agreement.

        "Unreimbursed L/C Payment" means the unreimbursed portion of any payment made by U.S. Bank under any Letter of Credit.

        "U.S. Bank" means U.S. Bank National Association, a national banking association, and its successors and assigns.

        1.2 ACCOUNTING TERMS

        Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles consistently applied.

        1.3 RULES OF CONSTRUCTION

        Unless the context otherwise requires, the following rules of construction apply to the Loan Documents:

        (a) Words in the singular include the plural and in the plural include the singular.

        (b) In the event of any inconsistency between the provisions of this Agreement and the provisions of any of the other Loan Documents, the provisions of this Agreement govern.

        1.4 INCORPORATION OF RECITALS AND EXHIBITS

        The foregoing recitals are incorporated into this Agreement by reference. All references to "Exhibits" contained herein are references to exhibits attached hereto, the terms and conditions of which are made a part hereof for all purposes.



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ARTICLE II. REVOLVING LOAN

        2.1 LOAN COMMITMENT

        Subject to and upon the terms and conditions set forth herein and in reliance upon the representations, warranties, and covenants of Borrower contained herein or made pursuant hereto, U.S. Bank will make Fundings to Borrower from time to time from the date hereof through the Maturity Date or Extended Maturity Date as applicable ("Commitment Period"), but the outstanding principal amount of such Fundings (including any Unreimbursed L/C Payments and the amount available to be drawn under any outstanding Letters of Credit) shall not exceed, in the aggregate principal amount at any one time outstanding, $15,000,000 (the "Revolving Loan"). Borrower may borrow, repay and reborrow hereunder either the full amount of the Revolving Loan or any lesser sum.

        2.2 USE OF PROCEEDS

        The proceeds of the Revolving Loan shall be used by Borrower for general corporate purposes, including working capital needs and to refinance certain existing long-term debt.

        2.3 REVOLVING NOTE

        The Revolving Loan shall be evidenced by a promissory note in the form attached hereto as Exhibit A (the "Revolving Note").

        2.4 INTEREST RATE

        The unpaid principal balance of the Revolving Loan will bear interest as set forth in the Revolving Note.

        2.5 REPAYMENT

        (a) Commencing on the first day of the first month following the initial Funding under the Revolving Loan and on the first day of each month thereafter, Borrower shall pay U.S. Bank an amount equal to all accrued interest on the Revolving Loan.

        (b) Borrower shall pay U.S. Bank all outstanding principal, accrued interest and other charges with respect to the Revolving Loan as set forth in the Revolving Note.

        2.6 FUNDINGS

        (a) U.S. Bank is hereby authorized by Borrower to make Fundings under the Revolving Loan upon receipt for each Funding of a request therefor as set forth in the Revolving Note ("Borrowing Notice"). Any such Funding shall be conclusively presumed to have been made to or for the benefit of Borrower when made in accordance with such a request and direction for disposition or when such Funding is deposited to the credit of the account of Borrower with U.S. Bank or is transmitted to any other bank with directions to

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credit the same to the account of Borrower at such bank, regardless of whether persons other than those authorized hereunder to make requests for Fundings have authority to draw against any such account.

        (b) Borrower acknowledges that U.S. Bank cannot effectively determine whether a particular request for a Funding is valid, authorized or authentic. It is nevertheless important to Borrower that it has the privilege of making requests for Fundings in accordance with Section 2.6(a) hereof. Therefore, to induce U.S. Bank to lend funds in response to such requests and in consideration for U.S. Bank's agreement to receive and consider such requests, Borrower assumes all risk of the validity, authenticity and authorization of such requests, whether or not the individual making such requests has authority to request Fundings and whether or not the aggregate sum owing exceeds the maximum principal amount referred to above. U.S. Bank shall not be responsible under principles of contract, tort or otherwise for the amount of an unauthorized or invalid Funding; rather, Borrower agrees to repay any sums with interest as provided herein.

ARTICLE III LETTERS OF CREDIT

        3.1 COMMITMENT

        Subject to and upon the terms and conditions set forth herein and in reliance upon the representations, warranties and covenants of Borrower contained herein or made pursuant hereto, U.S. Bank agrees from time to time during the Commitment Period to issue for the account of Borrower standby and commercial letters of credit backed by this Agreement (the "Letters of Credit"), provided that the aggregate face amount of Letters of Credit and Unreimbursed L/C Payments at any time outstanding shall not exceed: $1,000,000. The issuance of a Letter of Credit by U.S. Bank shall constitute a Funding hereunder.

        3.2 PURPOSE

        The Letters of Credit may be issued only in the ordinary course of Borrower's business.

        3.3 ISSUANCE

        (a) Borrower may request U.S. Bank to issue Letters of Credit by delivering to U.S. Bank a letter of credit application and security agreement in U.S. Bank's then customary form ("L/C Application"), completed to the satisfaction of U.S. Bank, and such other certificates, documents, papers and information as U.S. Bank customarily requests in connection with the issuance of letters of credit.

        (b) Upon receipt of any L/C Application from Borrower, U.S. Bank will process such L/C Application, and the other certificates, documents, papers, and information delivered to U.S. Bank in connection therewith, in accordance with its customary procedures. Upon approval of Borrower's L/C Application, U.S. Bank shall promptly issue a Letter of Credit to the beneficiary thereof and furnish a copy of such Letter of Credit to Borrower.

        (c) No Letter of Credit issued hereunder shall have an expiration date occurring later than the Maturity Date or Extended Maturity Date (both dates as defined in the Note).

        3.4 NOTE

        Borrower's reimbursement obligations under the Letters of Credit shall be evidenced by the respective L/C Applications and, if paid from a Funding under the Revolving Loan, by the Note.

        3.5 INTEREST RATE

        Unreimbursed L/C Payments shall bear interest at a rate of interest equal to Default Interest Rate set forth in the Note.

        3.6 REPAYMENT

        (a) Borrower shall reimburse U.S. Bank, forthwith upon its demand and otherwise in accordance with the terms of the L/C Application relating thereto, for any payment made by U.S. Bank under any Letter of Credit that is not immediately paid from a Funding under the Revolving Loan.

        (b) Borrower shall pay interest on any Unreimbursed L/C Payment in respect of any Letter of Credit from the date of such payment until reimbursement in full thereof.

        3.7 LETTER OF CREDIT FEES

        (a) Borrower agrees to pay to U.S. Bank an issuance fee of 0.0075 concurrently with the issuance of each Letter of Credit.

        3.8 DRAWS/COLLATERAL

        Any draws on Letters of Credit issued by U.S. Bank pursuant to the terms of this Agreement shall be paid by Borrower immediately upon receipt of notice from U.S. Bank of such draw. So long as Borrower meets the conditions to Fundings under the Loan, draws on Letters of Credit may be paid from Fundings under the Revolving Loan. In the event Borrower fails to make such immediate repayment, U.S. Bank shall be authorized to consider any such draws as Fundings under the Revolving Loan. In the event that there exists a Default or Event of Default under this Agreement on the date of any such draw, such draw will nevertheless constitute a Funding on the Revolving Loan and shall not constitute a waiver of any of U.S. Bank's rights hereunder or under any of the other Loan Documents. In the event that any Letters of Credit are outstanding upon the expiration of the Commitment Period for the Revolving Loan, Borrower shall, upon U.S. Bank's request, deposit with U.S. Bank in a special demand deposit account set up by Borrower, an amount of cash necessary to cover all outstanding Letters of Credit. Borrower hereby grants U.S. Bank a security interest in any such demand deposit account and gives U.S. Bank the authority to charge against such account upon a draw on outstanding Letters of Credit in an amount equal

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to the amount paid by U.S. Bank to the beneficiaries of such Letters of Credit.
In the event Borrower does not establish such an account, or in the event the amount of funds in such account are insufficient to satisfy the obligations of U.S. Bank under all outstanding Letters of Credit, then all payments made by U.S. Bank under such Letters of Credit shall automatically constitute Fundings under the Revolving Loan, notwithstanding the fact that the Commitment Period for the Revolving Loan has expired. U.S. Bank shall maintain possession of the Revolving Note until all Letters of Credit have either expired, been canceled or been paid by U.S. Bank and U.S. Bank has been reimbursed in full. In the event that the Loan has been paid in full, but there remain outstanding any Letters of Credit, U.S. Bank will retain a security interest in all of the Collateral to secure the reimbursement obligations of Borrower under the Letters of Credit.

ARTICLE IV. GENERAL PROVISIONS APPLICABLE TO THE LOANS

        4.1 MANNER OF PAYMENT

        All sums payable to U.S. Bank pursuant to this Agreement shall be paid directly to U.S. Bank in immediately available United States funds. Whenever any payment to be made hereunder or on any of the Note becomes due and payable on a day that is not a Business Day, such payment may be made on the next succeeding Business Day and such extension of time shall in such case be included in computing interest on such payment.

        4.2 STATEMENTS

        U.S. Bank shall send Borrower statements of all amounts due hereunder; the statements shall be considered correct and conclusively binding, absent manifest error or demonstratable error, on Borrower unless Borrower notifies U.S. Bank to the contrary within 30 days of receipt of any statement that Borrower claims to be incorrect. Borrower agrees that accounting entries made by U.S. Bank with respect to Borrower's loan accounts shall constitute evidence of all Fundings made under and payments made on the Loan. Without limiting the methods by which U.S. Bank may otherwise be entitled by Applicable Law to make demand for payment of the Loan upon Borrower, Borrower agrees that any statement, invoice or payment notice from U.S. Bank to Borrower with respect to any principal or interest obligation of Borrower to U.S. Bank shall be deemed to be a demand for payment in accordance with the terms of such statement, invoice or payment notice. Under no circumstances shall a demand by U.S. Bank for partial payment of principal or interest or both be construed as a waiver by U.S. Bank of its right thereafter to demand and receive payment (in part or in full) of any remaining principal or interest obligation.

        4.3 BOOK ENTRY LOAN ACCOUNT

        U.S. Bank shall establish a book entry loan account for the Loan in which U.S. Bank will make debit entries of all Fundings pursuant to the terms of this Agreement. U.S. Bank will also record in the applicable loan account, in accordance with customary banking practices, all interest and other charges, expenses and other items properly chargeable to

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Borrower, if any, together with all payments made by Borrower on account of the
Indebtedness evidenced by Borrower's respective loan accounts and all other sums credited to the respective loan accounts. The debit balance of Borrower's respective loan accounts shall reflect the amount of Borrower's Indebtedness to U.S. Bank from time to time by reason of advances, charges, payments or credits.

        4.4 EXTENSIONS, RENEWALS AND MODIFICATIONS

        Any extensions, renewals, and modifications of the Loan shall be governed by the terms and conditions of this Agreement and the other Loan Documents unless otherwise agreed to in writing by U.S. Bank and Borrower.

ARTICLE V. CONDITIONS PRECEDENT FOR FUNDINGS UNDER THE LOANS

        5.1 CONDITIONS PRECEDENT FOR INITIAL FUNDING

        U.S. Bank shall not be required to make the initial Funding under the Loan unless or until the following conditions have been fulfilled to the satisfaction of U.S. Bank:

        (a) U.S. Bank shall have received this Agreement and the Revolving Note, duly executed and delivered by the respective parties thereto.

        (b) U.S. Bank shall have received, duly executed and delivered by Borrower, a security agreement in the form attached hereto as Exhibit B ("Security Agreement"), granting to U.S. Bank a first priority and exclusive security interest in the Collateral.

        (c) U.S. Bank shall have received, duly executed and delivered by Borrower, such financing statements and other documents deemed necessary by U.S. Bank to perfect the security interest granted to U.S. Bank.

        (d) No Default or Event of Default hereunder shall exist, and after having given effect to the requested Funding, no Default or Event of Default shall exist.

        (e) All representations and warranties of Borrower contained herein or otherwise made in writing in connection herewith shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of the initial Funding.

        (f) All corporate proceedings of Borrower shall be satisfactory in form and substance to U.S. Bank, and U.S. Bank shall have received all information and copies of all documents, including records of all corporate proceedings, that U.S. Bank has requested in connection therewith, such documents where appropriate to be certified by proper corporate authorities or Governmental Bodies. Borrower shall provide U.S. Bank with the following documents prior to or upon the execution of this Agreement:

                (i) Copies of the articles of incorporation of Borrower, together with all amendments thereto, certified by Borrower to be true and complete;

                (ii) A certificate of authority for Borrower to do business in the state of Washington, dated within 30 days of the date of the execution of this Agreement; and

                (iii) A certified resolution of the directors of Borrower and incumbency certificate in the form attached hereto as Exhibit C.

        (g) U.S. Bank shall have received such evidence deemed necessary by U.S. Bank that U.S. Bank's security interest in the Collateral constitutes a first priority and exclusive security interests.

        (h) U.S. Bank shall have received a Borrowing Notice from Borrower for the initial Funding requested under the Revolving Loan.

        5.2 CONDITIONS PRECEDENT TO EACH SUBSEQUENT FUNDING

        The obligation of U.S. Bank to make any Funding subsequent to the initial Funding hereunder is subject to the fulfillment, to the satisfaction of U.S. Bank, of the following:

        (a) The conditions set forth in Section 5.1 hereof shall have been previously satisfied, and U.S. Bank shall have received evidence satisfactory to U.S. Bank of satisfaction thereof;

        (b) U.S. Bank shall have received a Borrowing Notice for each requested Funding under the Revolving Loan;

        (c) There shall be executed and delivered to U.S. Bank such further instruments, agreements and documents, as may be reasonably necessary or proper in the opinion of U.S. Bank to confirm the obligations of Borrower to U.S. Bank hereunder, the grant of security therefor and the proper use of the proceeds of all Fundings;

        (d) The representations and warranties of Borrower in Article VIII hereof shall be true on the date of each Funding with the same force and effect as if made on and as of that date;

        (e) No Default or Event of Default shall exist, and after having given effect to the requested Funding, no Default or Event of Default shall exist; and

        (f) To the extent not previously delivered, all other documents, agreements and instruments from or with respect to Borrower or any other Person that may be called for hereunder shall be duly executed and delivered to U.S. Bank, including, but not limited to, all documents, agreements and instruments deemed necessary by U.S. Bank to perfect its security interest in Collateral acquired after the date of this Agreement. For the purposes of this Agreement, the waiver of delivery of any document, agreement or instrument from or with respect to Borrower or any other Person does not constitute a continuing waiver with respect to the obligation to fulfill the conditions precedent to each Funding hereunder.

ARTICLE VI. AFFIRMATIVE COVENANTS

        Borrower hereby covenants and agrees that so long as this Agreement is in effect, and until the Loan, together with interest thereon, and all other obligations incurred hereunder are paid or satisfied in full, Borrower shall:

        6.1 FINANCIAL DATA

        Keep its books of account in accordance with generally accepted accounting principles, consistently applied, and furnish to U.S. Bank:

        (a) As soon as practicable and in any event within 45 days after the close of each fiscal quarter of Borrower, the following unaudited financial statements of Borrower for each such quarter, all in reasonable detail and certified by Borrower to be true and correct: balance sheet, statement of income and statement of cash flows.

        (b) As soon as practicable and in any event within 120 days after the close of each fiscal year of Borrower, the following financial statements of Borrower, setting forth the corresponding figures for the previous fiscal year in comparative form where appropriate, all in reasonable detail and audited (without any qualification or exception deemed material by U.S. Bank) by Borrower's current independent certified public accountant or such other independent certified public accountants selected by Borrower and satisfactory to U.S. Bank: balance sheet, statement of income and statement of cash flows. At U.S. Bank's request, Borrower shall review with U.S. Bank a copy of its independent certified public accountants' management letter or other similar report or correspondence to Borrower.

        (c) As soon as practicable and in any event within 5 business days after the close of each calendar month of Borrower, certificates signed by Borrower, stating that during such period no Default or Event of Default existed or if any such Default or Event of Default existed, specifying the nature thereof, the period of existence thereof and what action Borrower proposes to take or has taken with respect thereto, and promptly upon the occurrence of any Default or Event of Default, a certificate signed by Borrower, specifying the nature thereof, the period of existence thereof and what action Borrower proposes to take or has taken with respect thereto.

        (d) Upon request by U.S. Bank, copies of all reports relative to the operations of Borrower and its Affiliates filed with any Governmental Body.

        (e) With reasonable promptness, such other information regarding the business, operations and financial condition of Borrower as U.S. Bank may from time to time reasonably request.

        6.2 MAINTENANCE OF RECORDS

        Keep at all times books of account and other records in which full, true and correct entries will be made of all dealings or transactions in relation to the business and affairs of Borrower.

        6.3 INSPECTION

        Allow any representative of U.S. Bank to visit and inspect any of the properties of Borrower, to examine the books of account and other records and files of Borrower, to make copies thereof, and to discuss the affairs, business, finances and accounts of Borrower with its officers, employees and accountants, all at such reasonable times and as often as U.S. Bank may desire provided that U.S. Bank does not unreasonably interfere with Borrower's business activities. This right of inspection shall specifically include U.S. Bank's collateral and financial examinations.

        6.4 CORPORATE EXISTENCE

        Maintain and preserve the corporate existence of Borrower.

        6.5 NOTICE OF DISPUTES AND OTHER MATTERS

        Promptly give written notice to U.S. Bank of:

        (a) Any citation, order to show cause or other legal process or order that could reasonably be expected to have a material adverse effect on Borrower, directing Borrower to become a party to or to appear at any proceeding or hearing by or before any Governmental Body that has granted to Borrower any Governmental Approval, and include with such notice a copy of any such citation, order to show cause, or other legal process or order;

        (b) Any (i) refusal, denial, threatened denial or failure by any Governmental Body to grant, issue, renew or extend any material Governmental Approval; (ii) proposed or actual revocation, termination or modification (whether favorable or adverse) of any material Governmental Approval by any Governmental Body; (iii) dispute or other action with regard to any material Governmental Approval by any Governmental Body; (iv) notice from any Governmental Body of the imposition of any material fines or penalties or forfeitures; or (v) threats or notice with respect to any of the foregoing or with respect to any proceeding or hearing that might result in any of the foregoing;

        6.6 EXCHANGE OF NOTE

        Upon receipt of a written notice of loss, theft, destruction or mutilation of the Note, and upon surrendering such Note for cancellation if mutilated, execute and deliver a new Note or a Note of like tenor in lieu of such lost, stolen, destroyed or mutilated Note. Any Note issued pursuant to this
Section 6.11 shall be dated so that neither gain nor loss of interest shall result therefrom.

        6.7 MAINTENANCE OF LIENS

        At all times maintain the liens and security interests provided under or pursuant to this Agreement as valid and perfected first liens and security interests on the property and assets intended to be covered thereby. Except as contemplated under Section 7.5, hereof Borrower shall take all action requested by U.S. Bank necessary to assure that U.S. Bank has valid and exclusive liens and security interests in all Collateral.

        6.8 OTHER AGREEMENTS

        Comply with all covenants and agreements set forth in or required pursuant to any of the other Loan Documents.

        6.9 FURTHER ASSURANCES

        Within ten days of request by U.S. Bank, duly execute and deliver or cause to be duly executed and delivered to U.S. Bank such further instruments, agreements and documents and do or cause to be done such further acts as may be necessary or proper in the opinion of U.S. Bank to carry out more effectively the provisions and purpose of this Agreement and the other Loan Documents.

ARTICLE VII. NEGATIVE COVENANTS

        Borrower covenants and agrees that until all the Loans, together with interest thereon, and all other obligations incurred hereunder are paid or satisfied in full, Borrower shall not, without the prior written consent of U.S.
Bank:

        7.1 INVESTMENTS

        Invest the Collateral other than in investments described in Exhibit A to the Security Agreement.

        7.2 WIND UP, LIQUIDATION AND DISSOLUTION

        Wind up, liquidate or dissolve Borrower's affairs.

        7.3 CHANGE OF CHIEF EXECUTIVE OFFICE OR NAME

        Change (a) the state of incorporation of Borrower, (b) Borrower's name, or (c) adopt or use any trade name without (x) prior written notice to U.S. Bank and (y) the execution, delivery and filing (and payment of filing fees and taxes) of all such documents as may be necessary or advisable in the opinion of U.S. Bank to continue to perfect and protect the liens and security interests in the Collateral.

        7.4 CHANGE IN DOCUMENTS

        Amend, supplement, terminate or otherwise modify in any way Borrower's articles of incorporation, contracts or other documents delivered to U.S. Bank hereunder or executed in connection herewith if such amendment, supplement, termination or other modification may materially affect Borrower's performance or its obligations under this Agreement.

ARTICLE VIII. REPRESENTATIONS AND WARRANTIES

        In order to induce U.S. Bank to enter into this Agreement and to make the Loans as herein provided, Borrower hereby makes the following representations, covenants and warranties, all of which shall survive the execution and delivery of this Agreement and shall not be affected or waived by any inspection or examination made by or on behalf of U.S. Bank:

        8.1 CORPORATE STATUS

        Borrower is a corporation organized and validly existing under the laws of the state of Delaware. Borrower has the power and authority to own its property and assets and to transact the business in which it is engaged or presently proposes to engage. Borrower is qualified to do business in all states except where the failure to be qualified could not have a material adverse effect on Borrower.

        8.2 POWER AND AUTHORITY

        Borrower has the power to execute, deliver and carry out the terms and provisions of this Agreement and each of the Loan Documents and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the other Loan Documents, the borrowings hereunder and the making and delivery of the Notes and all Loan Documents delivered hereunder. This Agreement constitutes and the Notes and other Loan Documents and instruments issued or to be issued hereunder, when executed and delivered pursuant hereto, constitute or will constitute the authorized, valid and legally binding obligations of Borrower enforceable in accordance with their respective terms.

        8.3 NO VIOLATION OF AGREEMENTS

        Borrower is not in default under any material provision of any agreement to which it is a party or in violation of any Applicable Laws. The execution and delivery of this Agreement, the Note, the other Loan Documents and the instruments incidental hereto; the consummation of the transactions herein or therein contemplated; and compliance with the terms and provisions hereof or thereof (a) will not violate any material Applicable Law, (b) will not conflict or be inconsistent with, result in any breach of any of the material terms, covenants, conditions or provisions of, constitute a default under, or result in the creation or imposition of (or the obligation to impose) any lien, charge or encumbrance upon any of the property or assets of Borrower pursuant to the terms of any material Governmental Approval, mortgage, deed of trust, lease, agreement or other instrument to which Borrower is a party, by which Borrower may be bound or to which Borrower may be subject, and (c) will not violate any of the provisions of the articles of incorporation of Borrower. No Governmental Approval is necessary (x) for the execution of this Agreement, the making of the Note or the assumption and performance of this Agreement or the Note by Borrower or (y) for the consummation by Borrower of the transactions contemplated by this Agreement, including, but not limited to, the grant of the security interests to U.S. Bank.

        8.4 RECORDING AND ENFORCEABILITY

        Neither the articles of incorporation, bylaws or other applicable corporate documents of Borrower nor other agreements require recording, filing, registration, notice or other similar action in order to insure the legality, validity, binding effect or enforceability against all Persons of this Agreement, the Note or other Loan Documents executed or to be executed hereunder, other than filings or recordings that may be required under the Uniform Commercial Code.

        8.5 LITIGATION

        There are no actions, suits or proceedings pending or threatened against or affecting Borrower before any Governmental Body that could reasonably be expected to have a material adverse effect on Borrower or the Collateral, except those disclosed in the Borrower's filings with the Securities and Exchange Commission or previously disclosed to U.S. Bank. Borrower is not in default under any material provision of any Applicable Law or Governmental Approval of any Governmental Body which could have a material adverse effect on Borrower or on the Collateral.

        8.6 GOOD TITLE TO PROPERTIES

        Borrower has good and marketable title to the Collateral, subject to no liens, mortgages, pledges, encumbrances or charges of any kind.

        8.7 LICENSES AND PERMITS

        All Governmental Approvals with respect to the business of Borrower were to Borrower's knowledge duly and validly issued by the respective Governmental Bodies, are in full force and effect and are to Borrower's knowledge valid and enforceable in accordance with their terms. With regard to such Governmental Approvals, no fact or circumstance exists that constitutes or, with the passage of time or the giving of notice or both, would constitute a material default under any thereof, or permit the grantor thereof to cancel or terminate the rights thereunder, except upon the expiration of the full term thereof. Borrower presently holds all material Governmental Approvals as are necessary or advisable in connection with the conduct of its business as now conducted and as presently proposed to be conducted.

        8.8 FINANCIAL STATEMENTS

        The (a) audited financial statements of Borrower dated December 31, 2000, and all schedules and notes included in such financial statements and (b) unaudited financial statements of Borrower that have heretofore been delivered to U.S. Bank are true and correct in all material respects and present fairly
(i) the financial position of Borrower as of the date of said statements and
(ii) the results of operations of Borrower for the periods covered thereby; and there are not any significant liabilities that should have been reflected in the financial statements or the notes thereto under generally accepted accounting principles, contingent or otherwise, including liabilities for taxes or any unusual forward or long-term commitments, that are not disclosed or reserved against in the statements referred to above or in the notes thereto or that are not disclosed herein. All such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied. There has been no material adverse change (including, but not limited to, any such change occasioned by accident, act of God, war, fire, flood, explosion, strike or other labor dispute, or orders or action by any Governmental Body or public utility) in the operations, business, property, assets or condition (financial or otherwise) of Borrower since June 30, 2001.

        8.9 TAXES

        Borrower has duly filed all tax returns and reports required by Applicable Law to be filed; and all taxes, assessments, levies, fees and other charges of Governmental Bodies upon Borrower or upon its assets that are due and payable have been paid (except as otherwise permitted in this Agreement).

        8.10 LICENSE FEES

        Borrower has paid all fees and charges that have become due for any material Governmental Approval for its business or has made adequate provisions for any such fees and charges that have accrued.

        8.11 INTENTIONALLY OMITTED

        8.12 INTENTIONALLY OMITTED

        8.13 DISCLOSURE

        To the best of Borrower's knowledge, the exhibits hereto, the financial information and statements referred to in Section 8.10 hereof, any certificate, statement, report or other document furnished to U.S. Bank by Borrower or any other Person in connection herewith or in connection with any transaction contemplated hereby, and this Agreement, do not contain any untrue statements of material fact or omit to state any material fact necessary in order to make the statements contained therein or herein not misleading.

        8.14 REGULATIONS U AND X

        Borrower does not own and no part of the proceeds hereof will be used to purchase or carry any margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any margin stock. Borrower is not engaged principally or as one of its important activities in the business of extending credit for the purpose of purchasing or carrying any margin stock. If requested by U.S. Bank, Borrower will furnish to U.S. Bank a statement in conformity with the requirements of Federal Reserve Form U-1 referred to in said Regulation. No part of the proceeds of the Loan will be used for any purpose that violates or is inconsistent with the provisions of Regulation X of said Board of Governors.

        8.15 NAMES

        Neither Borrower nor any of its predecessors operate or do business or during the past five years have operated or done business under a fictitious, trade or assumed name.

ARTICLE IX. EVENTS OF DEFAULT; REMEDIES

        9.1 EVENTS OF DEFAULT

        "Event of Default," wherever used herein, means any one of the following events (whatever the reason for the Event of Default, whether it shall relate to one or more of the parties hereto, and whether it shall be voluntary or involuntary or be pursuant to or affected by operation of Applicable Law):

        (a) If Borrower fails to pay the principal of or any installment of interest on the Note, when and as the same becomes due and payable, whether at scheduled maturity, by acceleration or otherwise and such failure continues for 10 days after written notice of such failure is given by Lender to Borrower; or

        (b) If any representation or warranty (i) made by Borrower in this Agreement or (ii) made by Borrower, or any other Person in any document, certificate or statement furnished pursuant to this Agreement or in connection herewith, is false or misleading in any material respect; or

        (c) If Borrower fails to observe or perform any term, covenant or agreement to be performed or observed pursuant to Articles VI and VII hereof and such failure continues for 10 days after written notice of such failure is given by Lender to Borrower; or

        (d) If Borrower fails to observe or perform (not otherwise specified in this Article IX) any term, covenant or agreement to be performed or observed pursuant to the provisions of this Agreement, the other Loan Documents or any other agreement incidental hereto and such failure continues for 10 days after written notice of such failure is given by Lender to Borrower; or

        (e) If Borrower fails to perform any of its obligations under any of the Loan Documents not otherwise specified in this Article IX and such failure continues for 10 days after written notice of such failure is given by Lender to Borrower, or if the validity of any of such documents has been disaffirmed by or on behalf of any of the parties thereto other than U.S. Bank; or

        (f) If custody or control of any substantial part of the property of Borrower is assumed by any Governmental Body or if any Governmental Body takes any final action, the effect of which would be to have a material adverse effect on Borrower; or

        (g) If Borrower suspends or discontinues its business, or if Borrower makes an assignment for the benefit of creditors or a composition with creditors, is unable or admits in writing its inability to pay its debts as they mature, files a petition in bankruptcy, becomes insolvent (howsoever such insolvency may be evidenced), is adjudicated insolvent or bankrupt, petitions or applies to any tribunal for the appointment of any receiver, liquidator or trustee of or for it or any substantial part of its property or assets, commences any proceeding relating to it under any Applicable Law of any jurisdiction whether now or hereafter in effect relating to bankruptcy, reorganization, arrangement, readjustment of debt, receivership, dissolution or liquidation; or if there is commenced against Borrower any such proceeding that remains undismissed for a period of 90 days or more, or an order, judgment or decree approving the petition in any such proceeding is entered; or if Borrower by any act or failure to act indicates its consent to, approval of, or acquiescence in, any such proceeding or any appointment of any receiver, liquidator or trustee of or for it or for any substantial part of its property or assets, suffers any such appointment to continue undischarged or unstayed for a period of 90 days or more, or takes any corporate action for the purpose of effecting any of the foregoing; or if any court of competent jurisdiction assumes jurisdiction with respect to any such proceeding, or if a receiver or a trustee or other officer or representative of a court or of creditors, or if any Governmental Body, under color of legal authority, takes and holds possession of any substantial part of the property or assets of Borrower; or

        (h) If there is any refusal or failure by any Governmental Body to issue, renew, or extend any lease or Governmental Approval with respect to the operation of the business of Borrower, or any denial, forfeiture or revocation by any Governmental Body of any Governmental Approval that could have a material adverse effect on Borrower; or

        (i) If any of the events described in Section 6.5 hereof occur or are threatened and, in U.S. Bank's reasonable judgment, such event jeopardizes or could reasonably be expected to jeopardize repayment of the Note; or

        (j) If any event occurs that impairs that portion of the Collateral that Borrower covenants to maintain at a minimum of $25,000,000 and such event continues for three days after written notice of such event has been given by Lender to Borrower; provided, however, that such right to a cure period shall not apply in circumstances when a delay in effecting a cure is, in the judgment of the Lender, likely to result in the portion of the Collateral that

Borrower covenants to maintain at a minimum of $25,000,000 being unavailable to Lender or the value thereof being adversely affected.

        9.2 ACCELERATION; REMEDIES

        (a) If any Event of Default shall occur, then immediately and automatically U.S. Bank's commitment under the Revolving Loan shall terminate and all other amounts owing under this Agreement and the Revolving Note and an amount equal to the maximum aggregate amount that is or at any time thereafter may become available for drawing under any outstanding Letters of Credit (whether or not any beneficiary shall have presented, or shall be entitled at such time to present, the drafts or other documents required to draw under such Letters of Credit) shall become due and payable and U.S. Bank's obligation to make any advances under the Revolving Loan shall immediately terminate.

        (b) Except as expressly provided above in this Section 9.2, presentment, demand and all other notices of any kind are hereby expressly waived. U.S. Bank may proceed to protect and enforce its rights hereunder or realize on any or all security granted pursuant to any the Loan Documents in any manner or order it deems expedient without regard to any equitable principles of marshaling or otherwise. No failure or delay on the part of U.S. Bank in exercising any right, power or privilege hereunder and no course of dealing between Borrower and U.S. Bank shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any right, power or privilege. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies that U.S. Bank would otherwise have. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances or shall constitute a waiver of the right of U.S. Bank to any other or further action in any circumstances without notice or demand.

ARTICLE X. MISCELLANEOUS

        10.1 NOTICES

        All notices, requests, consents, demands, approvals and other communications hereunder shall be deemed to have been duly given, made or served if made in writing and delivered personally, sent via facsimile or mailed by first-class mail, postage prepaid, to the respective parties to this Agreement as follows:

               (a)    If to Borrower:

                      Loudeye Technologies, Inc.
                      414 Olive Way, Suite 500
                      Seattle, Washington 98101
                      Attention:  Brad Berg
                      Facsimile No.:  (206) 832-4001

               (b)    If to U.S. Bank:

                      U.S. Bank National Association
                      10800 N.E. 8th Street
                      Suite 1000
                      Bellevue, Washington  98004
                      Attention:  Ken Plank
                      Facsimile No.:  (425) 450-5989

The designation of the persons to be so notified or the address of such persons for the purposes of such notice may be changed from time to time by similar notice in writing, except that any communication with respect to a change of address shall be deemed to be given or made when received by the party to whom such communication was sent.

        10.2 PAYMENT OF EXPENSES

        Whether or not the transactions hereby contemplated are consummated, Borrower shall pay on demand all reasonable costs and expenses of U.S. Bank incurred in connection with the preparation, negotiation, execution and delivery of the Loan Documents, as well as any amendments, modifications, consents or waivers relating thereto, including, without limitation, reasonable attorneys' fees and recording fees. In addition, if there shall occur any Default or Event of Default, U.S. Bank shall be entitled to recover any reasonable costs and expenses incurred in connection with the preservation of rights under, and enforcement of, the Loan Documents, whether or not any lawsuit is commenced, in all such cases, including, without limitation, reasonable attorneys' fees and costs (including the allocated fees of internal counsel). Costs and expenses as referred to above, shall include, without limitation, a reasonable hourly rate for collection personnel, whether employed in-house or otherwise, overhead costs as reasonably allocated to the collection effort and all other expenses actually incurred. Reasonable attorneys' fees shall include, without limitation, attorneys' fees and costs incurred in connection with any bankruptcy case or other insolvency proceeding commenced by or against Borrower or any Person granting a security interest in any item of Collateral, including all fees incurred in connection with (a) moving from relief from the automatic stay, to convert or dismiss the case or proceeding, or to appoint a trustee or examiner, or (b) proposing or opposing confirmation of a plan of reorganization or liquidation, in any case without regard to the identity of the prevailing party.

        10.3 SETOFF

        Borrower grants to U.S. Bank a contractual security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to U.S. Bank all Borrower's right, title and interest in and to, Borrower's accounts with U.S. Bank (whether checking, savings, or some other accounts), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes U.S. Bank, to the extent permitted by applicable law, to charge or setoff all sums owing on the Notes against any and all such accounts.

        10.4 FEES AND COMMISSIONS

        Borrower agrees to indemnify U.S. Bank and hold it harmless with regard to any commissions, fees, judgments or expenses of any nature and kind that U.S. Bank may become liable to pay by reason of any claims by or on behalf of brokers, finders or agents in connection with any act or failure to act by Borrower or any litigation or similar proceeding arising from such claims. Borrower states that it is aware of no valid basis for any such claims.

        10.5 NO WAIVER

        No failure or delay on the part of U.S. Bank or the holder of any of the
Note in exercising any right, power or privilege hereunder and no course of dealing between Borrower and U.S. Bank or the holder of any of the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any right, power or privilege. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies that U.S. Bank or any subsequent holder of any of the Note would otherwise have. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances or shall constitute a waiver of the right of U.S. Bank to any other or further action in any circumstances without notice or demand.

        10.6 ENTIRE AGREEMENT AND AMENDMENTS

        This Agreement represents the entire agreement between the parties hereto with respect to the Loan and the transactions contemplated hereunder and, except as expressly provided herein, shall not be affected by reference to any other documents. This Agreement, or any provision hereof, may not be changed, waived, discharged or terminated orally, but only by an instrument in writing, signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

        10.7 BENEFIT OF AGREEMENT

        This Agreement is binding upon and inures to the benefit of Borrower and U.S. Bank and their successors and assigns and all subsequent holders of any of the Note or any portion thereof. Borrower expressly acknowledges that U.S. Bank is not prohibited or restricted from assigning rights or participations hereunder or any portion thereof to another Person. Borrower, however, is precluded from assigning any of its respective rights or delegating any of its obligations hereunder or under any of the other agreements between Borrower and U.S. Bank without the prior written consent of U.S. Bank.

        10.8 SEVERABILITY

        If any provision of this Agreement or any of the Loan Documents is held invalid under any Applicable Laws, such invalidity shall not affect any other provision of this Agreement that can be given an effect without the invalid provision, and, to this end, the provisions hereof are severable.

        10.9 DESCRIPTIVE HEADINGS

        The descriptive headings of the several sections of this Agreement are inserted for convenience only and do not affect the meaning or construction of any of the provisions hereof.

        10.10 GOVERNING LAW

        Except to the extent that the federal laws of the United States of America provide U.S. Bank with greater rights or remedies, this Agreement and the rights and obligations of the parties hereunder and under the other Loan Documents shall be construed in accordance with and shall be governed by the laws of the state of Washington without regard to the choice of law rules thereof.

        10.11 CONSENT TO JURISDICTION, SERVICE AND VENUE

        For the purpose of enforcing payment of any of the Note, performance of the obligations under any of the Note, or otherwise in connection herewith, Borrower hereby consents to the jurisdiction and venue of the courts of the state of Washington or of any federal court located in such state including, but not limited to, the Superior Court of Washington for King County and the United States District Court for the Western District of Washington. Borrower hereby waives the right to contest the jurisdiction and venue of courts located in King County, Washington, on the ground of inconvenience or otherwise and waives any right to bring any action or proceeding against U.S. Bank in any court outside King County, Washington. The provisions of this Section 10.12 do not limit or otherwise affect the right of U.S. Bank to institute and conduct action in any other appropriate manner, jurisdiction, or court.

        10.12 COUNTERPARTS

        This Agreement and each of the Loan Documents may be executed in one or more counterparts, each of which shall constitute an original agreement, but all of which together shall constitute one and the same instrument.

        10.13 JURY WAIVER

        BORROWER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, WHETHER NOW OR HEREAFTER ARISING AND WHETHER

SOUNDING IN CONTRACT, TORT OR OTHERWISE, AND HEREBY CONSENTS AND AGREES THAT ANY SUCH CLAIM MAY, AT U.S. BANK'S ELECTION, BE DECIDED BY TRIAL WITHOUT A JURY AND THAT U.S. BANK MAY FILE AN ORIGINAL COUNTERPART OR COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE WAIVER AND AGREEMENT CONTAINED HEREIN.

        10.14 STATUTORY NOTICE

        ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

        IN WITNESS WHEREOF, Borrower and U.S. Bank have caused this Agreement to be duly executed by the respective, duly authorized signatories as of the date first above written.

                                      LOUDEYE TECHNOLOGIES, INC.


                                    By: /s/ Bradley A. Berg
                                         ---------------------------------------

                                         Name: Bradley A. Berg
                                              ----------------------------------

                                         Title: Senior Vice President and
                                                Chief Financial Officer
                                               ---------------------------------

                                      U.S. BANK NATIONAL ASSOCIATION


                                      By: /s/ Kevin Blair
                                         ---------------------------------------

                                         Name: Kevin Blair
                                              ----------------------------------

                                         Title: Vice President
                                               ---------------------------------